Exhibit 10.2

IN THE DISTRICT COURT OF THE VIRGIN ISLANDS

DIVISION OF ST. THOMAS AND ST. JOHN

v.	j(a)(2)(G) in a Manner Inconsistent with its Labeling)
UNITED STATES OF AMERICA, Plaintiff, v. THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP, and TERMINIX INTERNATIONAL USVI, LLC, Defendants	INFORMATION Criminal No. 2016-10 Violation: 7 U.S.C. § 136j(a)(2)(G) (Use of a Registered Pesticide in a Manner Inconsistent with its Labeling)

THE UNITED STATES ATTORNEY CHARGES THAT:

At all times material to this Information,

COUNT ONE

A.	THE DEFENDANTS

1. Defendant THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP (TERMINIX LP), was a Delaware limited partnership with its principal place of business at 860 Ridge Lake Blvd., Memphis, Tennessee, offering residential and commercial pest control services throughout the United States. TERMINIX LP directly managed and oversaw certain operations of TERMINIX USVI.

2.  Defendant TERMINIX INTERNATIONAL USVI, LLC (TERMINIX USVI), was a United States Virgin Islands limited liability company with its principal place of business at 6300 Estate Peter’s Rest, Suite 1, Christiansted, St. Croix, United States Virgin Islands, offering residential and commercial pest control services on St. Thomas, St. Croix, and St. John.

B.FEDERAL INSECTICIDE, FUNGICIDE AND RODENTICIDE ACT

3.  The manufacture, distribution, and use of pesticides was regulated by the Federal Insecticide, Fungicide, and Rodenticide Act (FIFRA), Title 7, United States Code, Sections 136 through 136y, and the regulations promulgated under its authority by the United States Environmental Protection Agency (EPA).

4.  Title 7, United States Code, Section 136a requires any pesticide distributed or sold in the United States to be registered with the EPA.  If a pesticide could, without specific restrictions as to use, cause unreasonable adverse effects on the environment, it is classified as a restricted-use pesticide.  Because of its potential hazards, a restricted-use pesticide may be distributed or used only for the specific purposes and according to the specific methods prescribed by EPA.  Methyl bromide was a restricted-use pesticide that was to only be used by or under the direct supervision of a certified applicator.  40 C.F.R. § 152.175.

5.  Defendant TERMINIX USVI, through its employees and agents, including Employee “A,” was a “commercial applicator” under FIFRA. 7 U.S.C. § 136(e)(3).  Certain employees and agents of defendant TERMINIX LP were “certified applicators” under FIFRA in locations other than the Virgin Islands, and certain employees and agents of defendant TERMINIX USVI were “certified applicators” under FIFRA in the Virgin Islands.  7 U.S.C. §§ 136(e)(1) and 136i.  Defendant TERMINIX USVI was acting for defendant TERMINIX LP as an agent because

TERMINIX LP provided management and oversight to defendant TERMINIX USVI.  7 U.S.C. § 136l(b)(4).

6.  Methyl bromide was acutely toxic and may be used only as a commodity fumigant for quarantine or pre-shipment regulatory use and for certain other uses not relevant here.  As indicated on its labeling, methyl bromide inhalation may be fatal or cause acute illness or delayed lung or nervous system injury.  Methyl bromide vapor is odorless and nonirritating to skin and eyes during exposure.  Early symptoms of overexposure are dizziness, headache, nausea and vomiting.  Exposure to toxic levels may occur without warning or detection.

7.  Meth-O-Gas Q was registered with the EPA on or about January 3, 1972, and assigned registration number 5785-41.  Meth-O-Gas Q contains 100% methyl bromide.  Methyl Bromide 100 was registered with EPA on or about September 18, 1978, and assigned registration number 8536-15.  Methyl Bromide 100 contains 100% methyl bromide.  Methyl Bromide Quarantine Fumigant was registered on or about February 1996, and assigned registration number 8536-29. Methyl Bromide Quarantine Fumigant contained 100% methyl bromide.

8.  Title 7, United States Code, Section 136j(a)(2)(G) makes it unlawful for any person to use a registered pesticide in a manner inconsistent with its labeling.  Under the terms of these pesticides then-current registrations and the directions on their labeling, Meth-O-Gas Q, Methyl Bromide 100, and Methyl Bromide Quarantine Fumigant were not prescribed by EPA for residential application.

9.  Employee “A,” the branch manager of defendant TERMINIX USVI, had received the required training and was registered with the Virgin Islands Department of Planning and Natural Resources as a certified applicator.  As a certified applicator, Employee “A,” was authorized on behalf of defendants TERMINIX USVI and TERMINIX LP, acting through TERMINIX USVI, to purchase and apply restricted-use pesticides such as Meth-O-Gas Q, Methyl Bromide 100, and Methyl Bromide Quarantine Fumigant in accordance with their labels.  The defendants were not authorized to apply any methyl bromide restricted-use pesticides, including Meth-O-Gas Q, Methyl Bromide 100, and Methyl Bromide Quarantine Fumigant, to any residence of others for any purpose, including exterminating household pests, or to make such restricted-use pesticides available to others for that use.

10.  On or about March 18, 2015, in the District of the Virgin Islands and within the jurisdiction of this Court, defendant TERMINIX LP, acting through TERMINIX USVI, and defendant TERMINIX USVI, through its employees and agents, including Employee “A,” acting as a commercial applicator, did knowingly apply the restricted-use pesticide METH-O-GAS Q (Reg. # 5785-41), containing methyl bromide, in residential housing at the Sirenusa Condominium, Building J, lower unit, St. John, United States Virgin Islands, for the purpose of exterminating wood-destroying pests, a use inconsistent with its labeling.

All in violation of Title 7, United States Code, Sections 136j(a)(2)(G) and 136l(b)(1)(B) and (b)(4).

COUNT TWO

11.  Paragraphs one through nine of Count One are incorporated herein as if set forth in full.

12.  On or about October 20, 2014, in the District of the Virgin Islands and within the jurisdiction of this Court, defendant TERMINIX LP, acting through TERMINIX USVI, and defendant TERMINIX USVI, through its employees and agents, including Employee “A,” acting as a commercial applicator, did knowingly apply the restricted-use pesticide Methyl Bromide Quarantine Fumigant (Reg. # 8536-29), containing methyl bromide, in residential housing at the

Sirenusa Condominium: Building H, upper unit; Building I, lower unit; Building C, upper unit; and  Building C, lower unit in St. John, United States Virgin Islands, for the purpose of exterminating wood-destroying pests, a use inconsistent with its labeling.

All in violation of Title 7, United States Code, Sections 136j(a)(2)(G) and 136l(b)(1) (B) and (b)(4).

COUNT THREE

13.  Paragraphs one through nine of Count One are incorporated herein as if set forth in full.

14.  On or about the dates below, in the District of the Virgin Islands and within the jurisdiction of this Court, defendant TERMINIX LP, acting through TERMINIX USVI, and defendant TERMINIX USVI, through their employees and agents, including Employee “A,” acting as a commercial applicator, did knowingly apply the restricted-use pesticide Methyl Bromide 100 (Reg. # 8536-15) or another restricted-use registered methyl bromide pesticide, containing methyl bromide, in the residential units identified below on the island of St. Croix, United States Virgin Islands, for the purpose of exterminating wood-destroying pests, a use inconsistent with its labeling,

DATELOCATION

September 7, 201256-58 Hill Street, St. Croix

November 13, 2012336 Herman Hill, St. Croix

January 18, 2013Louis E. Brown Community Center, St. Croix

January 24, 201342 Villa Madeline, St. Croix

April 16, 20136 Southgate Condo, St. Croix

June 4, 2013165 Estate Judith’s Fancy, St. Croix

June 26, 201352 Cotton Valley, St. Croix

July 3, 2013423 Carden Beach, St. Croix

September 6, 201397 Estate Judith’s Fancy, St. Croix

January 15, 201424 Eliza’s Retreat, St. Croix

February 24, 201452 Estate Cotton Valley, St. Croix

February 25, 201442 Estate Cotton Valley, St. Croix

All in violation of Title 7, United States Code, Sections 136j  (a)(2)(G) and 136l  (b)(1) (B) and (b)(4).

///

///

///

///

///

///

///

///

///

///

///

///

///

///

///

///

///

COUNT FOUR

15.  Paragraphs one through nine of Count One are incorporated herein as if set forth in full.

16.  On or about February 9, 2015, defendant TERMINIX LP, acting through TERMINIX USVI, and defendant TERMINIX USVI, in the District of the Virgin Islands and within the jurisdiction of this Court, through its employees and agents including Employee “A,” acting as a commercial applicator, did knowingly apply the restricted-use pesticide METH-O-GAS Q (Reg. # 5785-41), containing methyl bromide, at 16 Estate Solberg, Peter’s Rest, St. Thomas, United States Virgin Islands, for the purpose of exterminating wood-destroying pests, a use inconsistent with its labeling.

All in violation of Title 7, United States Code, Sections 136j(a)(2)(G) and 136l  (b)(1)(B) and (b)(4).

DATED this 29th day of March, 2016.

/s/ Ronald W. Sharpe

RONALD W. SHARPE

United States Attorney

District of the Virgin Islands

/s/ Howard P. Stewart

HOWARD P. STEWART

Senior Litigation Counsel

Environmental Crimes Section

U.S. Department of Justice

P.O. Box 7611

Washington, DC 20044

(202) 305-0334

howard.stewart@usdoj.gov

/s/ Kim L. Chisholm

KIM L. CHISHOLM

Senior Litigation Counsel

Assistant United States Attorney

District of the Virgin Islands